SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 20, 1998




                        OCEAN OPTIQUE DISTRIBUTORS, INC.
             (Exact name of registrant as specified in its charter)




             FLORIDA             0-19670                 65-0052592
         State or other        (Commission             (IRS Employer
         jurisdiction of       File Number)          Identification No.)
         incorporation)




             2 N.E. 40TH STREET, MIAMI, FLORIDA            33137
            -----------------------------------            -----
          (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (305) 573-0222

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANTS

         (a)(1) Not applicable.

            (2) On July 20, 1998, the Registrant engaged Kaufman, Rossin & Co. as the principal accountants to audit the Registrant's financial statements (the "Principal Accountants"). Prior to such engagement, the Registrant did not consult the Principal Accountants with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OCEAN OPTIQUE DISTRIBUTORS, INC.



                                      By:/S/ KENNETH GORDON
                                         --------------------------------------
                                           Kenneth Gordon,
                                             Chief Financial Officer


Dated:  July 20, 1998


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